Exhibit 99.1

Tongxin International, Ltd

Tongxin International Announces the Restructure of the Board of its Subsidiary, Hunan Tongxin Industrial Co., Ltd
同心国际宣布改组子公司湖南同心实业有限责任公司董事会

CHANGSHA, China, May 24, 2018 – Tongxin International Ltd. (Pink Sheets: TXIC), a China-based manufacturer of engineered vehicle body structures (“EVBS”) and stamped parts for the commercial automotive industry, today announced the restructure of the Board of its Subsidiary, Hunan Tongxin Industrial Col, Ltd.
中国长沙2015年5月24日-同心国际有限公司（粉单代号：TXIC），中国设计工程车车身结构（“EVBS”）和商用汽车行业冲压件制造商今天公告宣布重组其子公司湖南同心实业责任有限公司董事会。

The current Board members of Hunan Tongxin Industrial Co., Ltd., TXIC’s subsidiary in China, are not competent to undertaken the roles as the Directors due to factors of over age, retirement, or leaving the company.  TXIC Board decides to restructure the Board of Hunan Tongxin Industrial Co., Ltd.
现任同心国际子公司中国湖南同心实业有限责任公司董事会成员, 由于超龄、退休或离岗等因素, 不能胜任担任董事的职责。同心国际 董事会决定改组湖南同心实业有限责任公司董事会。

The restructured Board members of Hunan Tongxin Industrial Co., Ltd. are:
改组后的湖南同心实业有限责任公司董事会成员如下:

Chairman of the Board 董事长：
Zhang Jianhui - Current General Manager of Hunan Tongxin Mould Manufacturing Co., Ltd.
章建辉 - 现任湖南同心模具制造有限公司总经理。

Directors 董事:
Zhang Duanxiang – Senior Engineer, Current Chairman of the Board of Hunan Tongxin Industrial Co., Ltd.
章端祥 - 高级工程师，现任湖南同心实业有限责任公司董事长。

Peng Weiwu – Senior Economist, Current General Manager of Hunan Tongxin Industrial Co., Ltd.
彭伟武- 高级经济师，现任湖南同心实业有限责任公司总经理。

Zhang Tiejun – Engineer, Current Assistant of Chairman of the Board of Hunan Tongxin Industrial Co., Ltd.
章铁军- 工程师，现任湖南同心实业有限责任公司董事长助理。

Luo Wenming – Current Finance Director of Hunan Tongxin Industrial Co., Ltd.
罗文明- 现任湖南同心实业有限责任公司财务主办。

Liu Yong – Current Finance Department Head of Hunan Tongxin Industrial Co., Ltd.
刘勇-现任湖南同心实业有限责任公司财务部长。

Su Donghui – Chief Engineer, Current Vice General Manager of Hunan Tongxin Mould Manufacturing Co., Ltd.
粟东辉-总工程师，现任湖南同心模具制造有限公司副总经理。

The TXIC Board would like to take this opportunity to extend the warmest welcome to restructured Board members of Hunan Tongxin Industrial Co., Ltd.
同心国际董事会愿借此机会向湖南同心实业有限公司改组后的董事会成员致以最热烈的欢迎。

About Tongxin International Ltd.
Tongxin International Ltd., the largest independent supplier of EVBS in China, is capable of providing EVBS for both the commercial truck and light vehicle market segments. The Company also designs, fabricates and tests dies used in the vehicle body structure manufacturing process. EVBS consists of exterior body panels including doors, floor pans, hoods, side panels and fenders. Tongxin International Ltd. maintains a network of over 130 customers throughout 21 provinces in China. Headquartered in Changsha, the Company also maintains regional manufacturing in Ziyang and Zhucheng.  For more information, please visit www.txicint.com or www.hntx.com.
关于同心国际有限公司
同心国际有限公司，是中国工程车车身结构最大的独立供应商，能够对商用卡车和轻型汽车市场提供车身结构设计。本公司还设计，制造和测试用于车身结构制造过程的模具。设计车身结构包括车身外板含车门，底板，车罩，侧面板和挡泥板。同心国际有限公司维持超过130个客户通路，遍布中国21个省分。总部设在长沙，该公司还在大理，资阳和诸城地区设有制造点。欲了解更多信息，请浏览网址www.txicint.com 或 www.hntx.com

Forward-Looking Statements
Statements contained in this press release, which are not historical fact, constitute Forward-Looking Statements. Actual results may differ materially due to numerous important factors that are described in Tongxin International Ltd.'s reports to the SEC, which may be revised or supplemented in subsequent reports to the SEC. Such factors include, among others, the cost and timing of implementing restructuring actions, the Company's ability to generate cost savings or manufacturing efficiencies to offset or exceed contractually or competitively required price reductions or price reductions to obtain new business, conditions in the automotive industry, and certain global and regional economic conditions. Tongxin International Ltd. does not intend or assume any obligation to update any forward-looking statement to reflect events or circumstances after the date of this press release.
前瞻性声明
在本新闻稿中所包含的声明不是过去事实，可构成前瞻性的陈述。实际结果可能有重大的不同，由于在所述同心国际有限公司给于美国证券交易委员会的报告中的许多重要因素，在随后向美国证券交易委员会提交的报告中，可能会修改或补充。这些因素，其中包括，实施调整的成本和时间，该公司能否产生成本节省或生产效率，以抵消或超过合同或竞争的要求降价，或降价以获取在汽车行业和特定全球和区域经济的新业务条件。同心国际有限公司不准备或承担任何更新前瞻性声明以反映本新闻稿发布日期之后的事件或情况的义务。